UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2018

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Fourth Quarter Financial Results

On March 14, 2018, Novavax, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended December 31, 2017. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 2.02 and 9.01 of this Form 8-K (excluding Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2018, the Board of Directors of the Company appointed John J. Trizzino, age 58, as Senior Vice President, Chief Business Officer, Chief Financial Officer and Treasurer of the Company. Prior to his appointment, Mr. Trizzino had served as Senior Vice President, Commercial Operations since he rejoined the Company in 2014. He previously served as the Company’s Senior Vice President, Business Development from August 2010 to September 2011, and its Senior Vice President, International and Government Alliances from July 2009 to July 2010. Prior to rejoining the Company, Mr. Trizzino was the Chief Executive Officer of Immunovaccine Inc. from September 2011 to September 2013.

The Company is currently compensating Mr. Trizzino in accordance with the terms of his employment agreement with the Company, dated February 26, 2014, which is filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 5, 2016.

A press release announcing Mr. Trizzino’s appointment is filed as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 14, 2018, regarding the Company’s financial results for the quarter ended December 31, 2017.

99.2	Press release, dated March 14, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III
Name:	John A. Herrmann III
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: March 15, 2018

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 14, 2018, regarding the Company’s financial results for the quarter ended December 31, 2017.

99.2	Press release, dated March 14, 2018.

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